CONTRACT

CONTRACT REF: [redacted]

THIS CONTRACT IS MADE ON [redacted] BETWEEN SELLER AND BUYER. THE SELLER UNDERTAKES TO SELL AND THE BUYER UNDERTAKES TO BUY AND TO PAY FOR [redacted] IN THE QUANTITY OF [redacted] AT OPERATIONAL TOLERANCE ON FOB [redacted]

SELLER

[redacted]

BUYER

DELIXY ENERGY PTE LTD.

883 NORTH BRIDGE ROAD, SOUTH BANK #04-01, SINGAPORE 198785

GRADE AND QUALITY

[redacted]

[redacted]

QUANTITY

[redacted]

TERMS OF DELIVERY

[redacted]

SELLER SHALL DECLARE THE LOADING PORT ON OR BEFORE [redacted]

LOADING DATE RANGE

[redacted]

BUYER SHALL NARROW DOWN THE ABOVE MENTIONED LOADING DATE RANGE TO A 5-DAY LOADING DATE RANGE ON OR BEFORE [redacted]

NOMINATION

BUYER SHALL NOMINATE VESSEL WHICH MUST BE ACCEPTABLE TO SELLER, SUCH ACCEPTANCE SHALL NOT BE UNREASONABLY WITHHELD. SELLER'S ACCEPTANCE OR REJECTION OF THE VESSEL SHALL BE NOTIFIED TO THE BUYER WITHIN 2 BUSINESS DAYS IN BUYER'S LOCATION OF ITS NOMINATION.

PRICE

THE UNIT PRICE SHALL BE [redacted].

DETERMINATION OF QUALITY AND QUANTITY

THE QUALITY OF PRODUCT SHALL BE AS DETERMINED USING REPRESENTATIVE COMPOSITE SAMPLES TAKEN FROM THE SHORE TANKS AT THE LOADING TERMINAL BY AN INDEPENDENT INSPECTOR. CERTIFICATES ISSUED BY THE INSPECTOR IN RESPECT OF THE QUALITY OF PRODUCT IN ACCORDANCE WITH THIS CLAUSE SHALL BE FINAL AND BINDING ON BOTH PARTIES FOR ALL PURPOSES, SAVE IN THE CASE OF FRAUD OR MANIFEST ERROR IN THE SAMPLING PROCESS, ANALYSIS, TESTING AND/OR THE DETERMINATION OF QUALITY. SUCH DETERMINATION SHALL BE CARRIED OUT IN ACCORDANCE WITH GOOD STANDARD PRACTICE AT THE TERMINAL AT THE TIME OF LOADING.

THE QUANTITY OF PRODUCT AND THE INVOICE QUANTITY SHALL BE BASED ON BILL OF LADING QUANTITY DETERMINED AT THE LOADING TERMINAL, SAVE FOR FRAUD AND/OR MANIFEST ERROR. SUCH DETERMINATION SHALL BE CARRIED OUT IN ACCORDANCE WITH GOOD STANDARD PRACTICE AT THE TERMINAL AT THE TIME OF LOADING.

PAYMENT

BUYER SHALL PAY THE INVOICE VALUE OF THE CARGO IN U.S. DOLLARS BY MEANS OF AN IRREVOCABLE DOCUMENTARY LETTER OF CREDIT ("L/C") IN FULL FREE OF ALL CHARGES WITHOUT DISCOUNT, DEDUCTION, SET-OFF OR COUNTERCLAIM NO LATER THAN THIRTY (30) CALENDAR DAYS AFTER BILL OF LADING DATE (BILL OF LADING DATE = DAY ZERO) AT LOAD PORT AGAINST PRESENTATION OF THE FOLLOWING DOCUMENTS:

(a) SELLER'S COMMERCIAL INVOICE;
(b) FULL SET OF 3/3 CLEAN, ORIGINAL BILLS OF LADING; AND
(c) ORIGINAL CERTIFICATE OF QUALITY AND QUANTITY ISSUED IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.
(d) ORIGINAL CERTIFICATE OF ORIGIN.

IF PAYMENT DUE DATE FALLS ON A SUNDAY OR MONDAY BANK HOLIDAY IN NEW YORK, PAYMENT

SHALL BE MADE ON THE FOLLOWING NEW YORK BANKING DAY. IF PAYMENT DUE DATE FALLS ON A SATURDAY OR ANY OTHER NEW YORK BANK HOLIDAYS, PAYMENT SHALL BE MADE ON THE PRECEDING NEW YORK BANKING DAY.

PAYMENT OBLIGATIONS ARE CONSIDERED TO BE FULFILLED BY THE BUYER ONLY AFTER THE RECEIPT OF FUNDS ON SELLER'S ACCOUNT DESIGNATED BY THE SELLER. BUYER'S PAYMENT OBLIGATION TO SELLER IS DEEMED TO BE FULFILLED UPON FULL PAYMENT INCLUDING BUT NOT LIMITED TO PRICE OF THE CARGO, AND ANY OTHER INTEREST, COSTS, EXPENSES, AND CHARGES, IS RECEIVED BY SELLER'S DESIGNATED BANK ACCOUNT AS PROVIDED IN SELLER'S INVOICE.

THE L/C IN FAVOUR OF THE SELLER SHALL BE SUFFICIENT TO COVER THE CONTRACTUAL MEAN VALUE OF THE SHIPMENT AT THE PRICE SPECIFIED ABOVE. THE BUYER SHALL CAUSE THE L/C TO BE ADVISED OR CONFIRMED TO THE SELLER IN WRITING BY A FIRST-CLASS INTERNATIONAL BANK ACCEPTABLE TO THE SELLER AND THE BUYER IN A FORMAT ACCEPTABLE TO THE SELLER. SUCH LETTER OF CREDIT SHALL BE SO ISSUED NO LATER THAN FIVE (05) SINGAPORE WORKING DAYS PRIOR TO THE NOTICE OF READINESS TENDERED AT LOAD PORT.

ALL BANK CHARGES AT BUYER'S BANK INCLUDING CORRESPONDENCE AND REIMBURSING BANK CHARGES (IF ANY) ARE FOR BUYER'S ACCOUNT. ALL BANK CHARGES AT SELLER'S BANK ARE FOR SELLER'S ACCOUNT.

IF, FOR ANY REASON, THE LOADING OF THE VESSEL WILL NOT TAKE PLACE WITHIN THE PERIOD FOR LOADING REFERRED TO IN THE L/C, THEN THE BUYER SHALL EITHER OBTAIN AN EXTENSION OF SUCH PERIOD FOR LOADING OR PROVIDE A NEW L/C IN TERMS, FORM AND SUBSTANCE ACCEPTABLE TO THE SELLER.

FAILURE BY THE BUYER TO COMPLY WITH THE REQUIREMENTS OF THIS CLAUSE SHALL BE A BREACH BY THE BUYER OF THE AGREEMENT, ENTITLING THE SELLER TO TERMINATE THE AGREEMENT AND CLAIM DAMAGES. IN ANY EVENT, WHETHER THE SELLER HAS EXERCISED THAT RIGHT TO TERMINATE OR NOT, THE SELLER SHALL BE UNDER NO OBLIGATION TO COMMENCE LOADING THE SHIPMENT IN QUESTION AND SELLER SHALL BE ENTITLED TO CLAIM DAMAGES (INCLUDING DEMURRAGE, IF ANY) FROM THE BUYER.

IN THE EVENT THAT BUYER FAILS TO MAKE THE PAYMENT WHEN DUE, INTEREST SHALL ACCRUE ON THE DELINQUENT AMOUNT AT THE LIBOR PLUS 4.0 PER CENT PER ANNUM, COMMENCING FROM THE DATE SUCH PAYMENT BECOMES DUE UP TO AND INCLUDING THE DATE OF PAYMENT. LIBOR MEANS THE RATE FOR ONE MONTH DEPOSITS IN USD WHICH APPEARS ON THE RELEVANT REUTERS PAGE (OR ANY SUCCESSOR PAGE AFTER 12:00 LONDON TIME ON THE DUE DATE OR, IN THE EVENT THAT SUCH RATE IS UNAVAILABLE, THE MEAN AVERAGE OF THE RATES AT WHICH USD RATES ARE QUOTED BY THE PRINCIPAL OFFICES OF THREE BANKS NOMINATED BY SELLER IN THE LONDON INTERBANK MARKET.

SUCH INTEREST BEING IN NO CIRCUMSTANCES TO BE CONSTRUED AS AN AGREEMENT BY SELLER TO PROVIDE EXTENDED CREDIT AND IS IN ADDITION TO ANY OTHER RIGHTS OF SELLER ARISING OUT OF SUCH DELAY.

LAYTIME

LAYTIME ALLOWED SHALL BE 72 HOURS FOR THE LOADING, SUNDAYS AND HOLIDAYS INCLUDED

(SHINC). LAYTIME SHALL COMMENCE 6 HOURS AFTER THE VESSEL TENDERS NOR AT THE LOAD PORT OR UPON BERTHING, WHICHEVER OCCURS FIRST. HOWEVER, IF THE VESSEL ARRIVES BEFORE THE FIRST DAY OF THE AGREED LOADING DATE RANGE, LAYTIME SHALL NOT COMMENCE UNTIL 0600 AM ON THE FIRST DAY OF THE AGREED LOADING DATE RANGE OR UPON VESSEL ALL FAST AT BERTH WHICHEVER IS EARLIER. IF THE VESSEL ARRIVES AFTER THE LAST DAY OF THE AGREED LOADING DATE RANGE, LAYTIME SHALL COMMENCE AT THE TIME VESSEL ALL FAST AT BERTH.

LAYTIME SHALL CEASE ON DISCONNECTION OF SHORE HOSES ON COMPLETION OF LOADING.

DEMURRAGE

IF THE LAYTIME ALLOWANCE IS EXCEEDED, DEMURRAGE SHALL BE PAYABLE AT THE SINGLE VOYAGE DEMURRAGE RATE SPECIFIC IN THE SINGLE VOYAGE CHARTER PARTY OF THE VESSEL LOADING THE CARGO. CONOCO WEATHER CLAUSE TO BE APPLIED PROVIDED THAT THE BERTH IS NOT OCCUPIED BY OTHER VESSEL AND PERFORMING VESSEL AT HEAD OF QUEUE WAITING FOR BERTHING.

ALL OTHER LAYTIME AND DEMURRAGE TERMS AND CONDITIONS SHALL BE IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE SAME SINGLE VOYAGE CHARTER PARTY.

NO CLAIM FOR DEMURRAGE SHALL BE ENTERTAINED IF CLAIM DOES NOT REACH SELLER WITHIN NINETY (90) DAYS FROM THE DATE VESSEL COMPLETED LOADING.

INSPECTION

AT THE LOADING TERMINAL, A MUTUALLY ACCEPTABLE INDEPENDENT INSPECTOR SHALL BE APPOINTED TO WITNESS / DETERMINE THE QUANTITY AND QUALITY, ACCORDING TO THE CUSTOMARY PRACTICE OF THE LOADING TERMINAL AND 50 PERCENT OF THE INSPECTOR'S CHARGES SHALL BE FOR BUYER'S ACCOUNT AND 50 PERCENT OF THE INSPECTOR'S CHARGES SHALL BE FOR SELLER'S ACCOUNT.

ANY CHARGES OF THE INSPECTOR FOR PERFORMING DUTIES NOT SPECIFIED IN THIS AGREEMENT WILL BE FOR THE ACCOUNT OF THE PARTY SO INSTRUCTING THE INSPECTOR.

THE INDEPENDENT INSPECTOR'S FINDINGS AT THE LOADING TERMINAL SHALL BE FINAL AND BINDING ON BOTH BUYER AND SELLER SAVE FOR FRAUD AND/OR MANIFEST ERROR.

RISK AND TITLE

THE RISK AND PROPERTY IN THE PRODUCT SUPPLIED UNDER THE TERMS OF THE AGREEMENT SHALL PASS TO BUYER AT THE LOADING PORT AS THE PRODUCT PASSES THE LOADING VESSEL'S PERMANENT HOSE CONNECTION.

LAW AND DISPUTE RESOLUTION

THIS AGREEMENT, AND ANY DISPUTE OR CLAIM ARISING OUT OF OR IN CONNECTION WITH IT, INCLUDING ANY QUESTION REGARDING ITS, EXISTENCE, VALIDITY, CONSTRUCTION, TERMINATION AND PERFORMANCE, INCLUDING NON-CONTRACTUAL DISPUTES OR CLAIMS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH SINGAPORE LAWS.

ANY DISPUTE OR CLAIM ARISING OUT OF OR IN CONNECTION WITH THE AGREEMENT OR ITS SUBJECT MATTER, INCLUDING ANY QUESTION REGARDING ITS EXISTENCE, VALIDITY, CONSTRUCTION, TERMINATION OR PERFORMANCE AND INCLUDING NON-CONTRACTUAL DISPUTES OR CLAIMS, SHALL BE REFERRED TO AND FINALLY RESOLVED BY ARBITRATION IN SINGAPORE TO THE EXCLUSION OF ANY OTHER FORUM OR JURISDICTION, IN ACCORDANCE WITH THE ARBITRATION RULES OF THE

SINGAPORE INTERNATIONAL ARBITRATION CENTRE ("SIAC") FOR THE TIME BEING IN FORCE, WHICH RULES ARE DEEMED TO BE INCORPORATED BY REFERENCE INTO THIS CLAUSE. THE TRIBUNAL SHALL CONSIST OF THREE ARBITRATORS. THE LANGUAGE OF THE ARBITRATION SHALL BE IN ENGLISH. THE SEAT, OR LEGAL PLACE, OF THE ARBITRATION SHALL BE SINGAPORE. FOR THE AVOIDANCE OF DOUBT THIS CLAUSE WILL NOT PREVENT EITHER PARTY FROM BRINGING PROCEEDINGS IN ANY OTHER JURISDICTION TO OBTAIN SECURITY OR OTHER INTERIM OR ANCILLARY RELIEF OR TO ENFORCE ANY AWARD OF THE ARBITRAL TRIBUNAL.

NOTHING IN THE AGREEMENT SHALL BE CONSIDERED OR CONSTRUED AS CONFERRING ANY RIGHT OR BENEFIT ON A PERSON NOT A PARTY TO THE AGREEMENT AND THE PARTIES DO NOT INTEND THAT ANY TERM OF THE AGREEMENT SHOULD BE ENFORCEABLE, BY VIRTUE OF THE CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 2001, BY ANY PERSON WHO IS NOT A PARTY TO THE AGREEMENT.

DOCUMENTATION

SELLER SHALL CARRY OUT DOCUMENTATION INSTRUCTIONS AS TO THE MAKE-UP OF SHIPPING DOCUMENTS, IN PARTICULAR THE BILLS OF LADING AS ADVISED BY BUYER.

WARRANTY OF TITLE

SELLER HEREBY IRREVOCABLY UNDERTAKES AND WARRANTS THAT SELLER HAS AT ALL TIMES, INCLUDING BUT NOT LIMITED TO THE TIME OF DELIVERY OF THE PRODUCT (AND THE PASSING OF THEIR RISK AND PROPERTY) IN ACCORDANCE WITH THE AGREEMENT HEREIN, FULL, UNENCUMBERED AND INDEFEASIBLE TITLE TO THE PRODUCT DELIVERED TO BUYER UNDER THE AGREEMENT AND FURTHER HAS THE FULL RIGHT AND AUTHORITY TO TRANSFER TITLE TO SUCH PRODUCT AND TO EFFECT DELIVERY OF SAME TO BUYER.

FORCE MAJEURE

NEITHER THE SELLER NOR THE BUYER SHALL BE LIABLE FOR DAMAGES OR OTHERWISE FOR A FAILURE, DELAY, HINDRANCE, REDUCTION IN, INTERFERENCE WITH, CURTAILMENT OR PREVENTION OF PERFORMANCE OF ITS OBLIGATIONS UNDER THE AGREEMENT INSOFAR AS THAT PARTY PROVES THAT THE FAILURE WAS DUE TO AN IMPEDIMENT BEYOND ITS CONTROL INCLUDING BUT NOT LIMITED TO:

a. WAR, WHETHER DECLARED OR NOT, CIVIL WAR, RIOTS AND REVOLUTIONS, ACTS OF PIRACY, ACTS OF SABOTAGE;
b. NATURAL DISASTERS SUCH AS VIOLENT STORMS, CYCLONES, EARTHQUAKES, TIDAL WAVES, FLOODS, DESTRUCTION BY LIGHTNING;
c. EXPLOSIONS, FIRES OR DESTRUCTION OF TANKAGE, PIPELINES, REFINERIES OR TERMINALS AND ANY OF KIND OF INSTALLATIONS;
d. BOYCOTTS, STRIKES, LOCK-OUTS, LABOUR DISPUTES OF ALL KINDS, GO-SLOWS, OCCUPATION OF FACTORIES AND PREMISES;
e. ANY COMPLIANCE WITH ANY LAW, REGULATION OR ORDINANCE, OR WITH ANY ORDER, DEMAND OR REQUEST OF AN INTERNATIONAL, NATIONAL, PORT, TRANSPORTATION, LOCAL OR OTHER AUTHORITY OR AGENCY (INCLUDING THE INTERNATIONAL ENERGY AGENCY ("IEA")) OR OF ANYBODY OR PERSON PURPORTING TO BE OR TO ACT FOR ANY SUCH AUTHORITY OR AGENCY OR ANY CORPORATION DIRECTLY OR INDIRECTLY CONTROLLED BY ANY OF THEM;

EACH A "FORCE MAJEURE EVENT".

A FORCE MAJEURE EVENT SHALL NOT INCLUDE DELAY, HINDRANCE, INTERFERENCE WITH, CURTAILMENT OR PREVENTION OF A PARTY'S ACCRUED OBLIGATION TO MAKE PAYMENT UNDER THE AGREEMENT WHETHER IN RESPECT OF PRICE, DESPATCH, DEMURRAGE OR TO PROVIDE ANY INSTRUMENT FOR PAYMENT OR PAYMENT SECURITY OR ANY OTHER FINANCIAL OBLIGATION WHATSOEVER.

THE PARTY SEEKING RELIEF (THE "RELYING PARTY") SHALL AS SOON AS REASONABLY PRACTICABLE AFTER THE FORCE MAJEURE EVENT BECOMES KNOWN TO IT GIVE NOTICE IN WRITING TO THE OTHER PARTY OF SUCH FORCE MAJEURE EVENT AND THE EFFECTS, OR THE REASONABLY ANTICIPATED EFFECTS, ON ITS ABILITY TO PERFORM IN AS MUCH DETAIL AS POSSIBLE AND THE APPROPRIATE RELIEF SOUGHT, AND OF ITS INTENTION TO RELY ON THIS CLAUSE. THE RELYING PARTY SHALL USE ALL REASONABLE ENDEAVOURS TO MITIGATE AND OVERCOME THE EFFECTS OF THE FORCE MAJEURE EVENT AND SHALL, DURING THE CONTINUATION OF THE

FORCE MAJEURE EVENT, PROVIDE THE OTHER PARTY WITH REASONABLE UPDATES, WHEN AND IF AVAILABLE, OF THE EXTENT AND EXPECTED DURATION OF THE FORCE MAJEURE EVENT. DELAY OR FAILURE TO COMPLY WITH THIS CLAUSE SHALL NOT DEPRIVE THE RELYING PARTY OF THE RIGHT TO CLAIM RELIEF BUT MAY MAKE THE RELYING PARTY LIABLE IN DAMAGES TO THE OTHER PARTY FOR LOSS WHICH OTHERWISE COULD REASONABLY HAVE BEEN AVOIDED.

THE APPROPRIATE RELIEF UNDER THIS CLAUSE SHALL BE AS FOLLOWS:

a. IN RESPECT OF A FORCE MAJEURE EVENT THAT RENDERS IMPOSSIBLE THE RELYING PARTY'S PERFORMANCE OF ITS OBLIGATIONS, IMMEDIATE TERMINATION OF THE AFFECTED DELIVERY OBLIGATION(S) WITHOUT LIABILITY FOR DAMAGES, PENALTIES AND OTHER CONTRACTUAL REMEDIES;
b. IN RESPECT OF A FORCE MAJEURE EVENT THAT DELAYS, HINDERS, REDUCES OR INTERFERES WITH THE PERFORMANCE OF THE DELIVERY OBLIGATION(S), IMMEDIATE POSTPONEMENT OF THOSE OBLIGATIONS WITHOUT LIABILITY FOR DAMAGES, PENALTIES AND OTHER CONTRACTUAL REMEDIES FOR A PERIOD UNTIL MIDNIGHT LOCAL TIME ON THE LAST DAY OF THE DATE RANGE SPECIFIED IN THE DELIVERY CLAUSE, OR UNTIL SUCH TIME AS THE FORCE MAJEURE EVENT IS REMOVED, WHICHEVER IS THE EARLIER. THE FORCE MAJEURE EVENT SHALL NOT, HOWEVER, OPERATE TO EXTEND THE TERM OF THE AGREEMENT. FURTHER, SHOULD THE FORCE MAJEURE EVENT CONTINUE BEYOND MIDNIGHT LOCAL TIME ON THE LAST DAY OF THE DATE RANGE SPECIFIED IN THE DELIVERY CLAUSE THEN EITHER PARTY MAY TERMINATE THE AGREEMENT WITHOUT LIABILITY FOR DAMAGES, PENALTIES AND OTHER CONTRACTUAL REMEDIES BY AND UPON GIVING WRITTEN NOTICE TO THE OTHER PARTY;
c. IN RESPECT OF A FORCE MAJEURE EVENT THAT DELAYS, HINDERS, REDUCES OR INTERFERES WITH THE PERFORMANCE OF AN OBLIGATION OTHER THAN THE DELIVERY OBLIGATION(S), IMMEDIATE POSTPONEMENT OF THOSE OBLIGATIONS WITHOUT LIABILITY FOR DAMAGES, PENALTIES AND OTHER CONTRACTUAL REMEDIES UNTIL SUCH TIME AS THE FORCE MAJEURE EVENT IS REMOVED.

THE RELYING PARTY, IF THE SELLER, SHALL NOT BE OBLIGED TO PURCHASE AFLOAT OR OTHERWISE FROM OTHER SUPPLIERS TO MAKE GOOD SHORTAGES OR DEFICIENCY OF DELIVERY RESULTING FROM A FORCE MAJEURE EVENT.

NOTHING IN THIS CLAUSE SHALL BE TAKEN TO LIMIT OR PREVENT THE OPERATION OF THE COMMON LAW DOCTRINE OF FRUSTRATION (INCLUDING FRUSTRATION OF THE ADVENTURE, OF PURPOSE OR OF THE AGREEMENT).

CARGO ORIGIN RESTRICTION
NOTWITHSTANDING ANY CLAUSE IN THE AGREEMENT THAT MAY TO BE TO THE CONTRARY, THE SELLER SHALL NOT DELIVER CARGO THAT ORIGINATES, IS PURCHASED, TRANSFERRED, TRANSPORTED, IMPORTED OR EXPORTED, DIRECTLY OR INDIRECTLY AND IRRESPECTIVE OF MEANS, FROM:

ANY COUNTRY, STATE, TERRITORY OR REGION, WHICH IS PROHIBITED, RESTRICTED UNDER, INCONSISTENT WITH, CONTRARY TO, OR MAY EXPOSE THE BUYER OR ITS DIRECT OR INDIRECT PARENT COMPANIES TO PUNITIVE MEASURES OR OTHER NEGATIVE CONSEQUENCES UNDER THE TRADE RESTRICTIONS OR TERMS IMPOSED BY THE BUYER'S RECEIVER (IF AND WHERE APPLICABLE) TO WHOM THE BUYER SHALL DELIVER OR SELL THE CARGO TO (IF AND WHERE APPLICABLE); OR

ANY NATURAL OR LEGAL PERSON OR VESSEL SANCTIONED, DESIGNATED OR SUBJECT TO SANCTIONS MEASURES UNDER THE TRADE RESTRICTIONS.

FOR THE PURPOSE OF THIS CLAUSE, "TRADE RESTRICTIONS" SHALL MEAN ANY LAWS, SANCTIONS, REGULATIONS, RULES, ORDERS, RESOLUTIONS, DEMANDS, DIRECTIVES, REQUIREMENTS, REQUESTS, OR GUIDELINES APPLIED OR ISSUED BY (A) THE GOVERNMENTAL AUTHORITY OF THE COUNTRY IN WHICH SUCH CARGO WAS PRODUCED, MANUFACTURED, PROCESSED OR LOADED, OR ANY RELEVANT AGENCY THEREOF, OR (B) THE UNITED NATIONS, THE REPUBLIC OF SINGAPORE, THE PEOPLE'S REPUBLIC OF CHINA, THE UNITED STATES OF AMERICA, THE EUROPEAN UNION, THE UNITED KINGDOM, ANY GOVERNMENTAL AUTHORITY, INTER-GOVERNMENTAL ORGANIZATION OR ANY RELEVANT AGENCY THEREOF, WHICH ASSERTS JURISDICTION OVER THE SELLER, THE BUYER, OR THE PERFORMANCE OF THE AGREEMENT INCLUDING BUT NOT LIMITED TO THE CARGO PURCHASE, DELIVERY, INSURANCE (WHERE APPLICABLE), SHIPPING (WHERE APPLICABLE), AND ANY FINANCIAL SERVICES IN RELATION TO THE AGREEMENT.

THE SELLER UNDERTAKES TO ADVISE THE BUYER, UPON REQUEST, OF THE COUNTRY OF ORIGIN OR SOURCE OF THE CARGO. THE SELLER SHALL, IF THE BUYER REQUIRES, PROVIDE THE BUYER WITH APPROPRIATE DOCUMENTATION FOR THE PURPOSES OF VERIFYING THE COUNTRY OF ORIGIN OR SOURCE OF THE CARGO, OR ALTERNATIVELY, DOCUMENTATION EVIDENCING THAT SUCH CARGO DID NOT ORIGINATE FROM OR WAS NOT SOURCED FROM ANY COUNTRY, STATE, TERRITORY OR REGION AND/OR PERSON WHICH IS PROHIBITED, RESTRICTED UNDER, INCONSISTENT WITH, CONTRARY TO, OR MAY EXPOSE THE BUYER OR ITS DIRECT OR INDIRECT PARENT COMPANIES TO PUNITIVE MEASURES OR OTHER NEGATIVE CONSEQUENCES UNDER THE

TRADE RESTRICTIONS. SUCH DOCUMENTATION SHALL BE PROVIDED WITHIN 30 DAYS OF THE BUYER'S REQUEST OR WITHIN SUCH SHORTER PERIOD AS WILL ENABLE THE BUYER OR ITS RECEIVER TO COMPLY WITH ANY REQUIREMENT OR REQUEST OF ANY GOVERNMENTAL AUTHORITY, INTER-GOVERNMENTAL ORGANIZATION OR ANY RELEVANT AGENCY IN QUESTION. AND SHALL INCLUDE SUCH INFORMATION INCLUDING WITHOUT LIMITATION THE NAME OF THE SUPPLIER(S), THE PORT(S) OF LOADING, THE DATE(S) OF LOADING, THE GRADE AND QUANTITY LOADED, THE NAME OF THE VESSEL, AND IF APPLICABLE, THE DETAILS OF LIGHTERING OR SHIP TO SHIP TRANSFERS, THE NAMES OF THE AGENTS AT THE LOADING PORT, AND ANY OTHER DETAILS REQUESTED BY THE BUYER.

WITHOUT PREJUDICE TO THE FOREGOING, AND WITHOUT PREJUDICE TO ANY OTHER RIGHTS THE BUYER HAS OR MAY HAVE UNDER THE AGREEMENT OR OTHERWISE, IN THE EVENT OF ANY BREACH OF THE SELLER'S OBLIGATIONS UNDER THIS CLAUSE OR IF THE BUYER HAS REASONABLE GROUNDS FOR BELIEVING THAT THIS CLAUSE WILL NOT BE COMPLIED WITH BY THE SELLER, THE BUYER SHALL HAVE THE RIGHT, AT ITS SOLE DISCRETION, UPON NOTIFYING THE SELLER EITHER IN WRITING OR ORALLY (WITH WRITTEN CONFIRMATION TO FOLLOW), TO TERMINATE THE AGREEMENT OR SUSPEND RECEIPT AND/OR PERFORMANCE OF ITS OBLIGATIONS UNDER THE AGREEMENT UNTIL FURTHER NOTICE OR DECLINE TO COMMENCE OR COMPLETE LOADING OR DISCHARGING HEREUNDER, AND IN SUCH A CASE THE BUYER SHALL NOT IN ANY WAY BE LIABLE FOR ANY AND ALL DAMAGES, COSTS, LOSSES, FINES, PENALTIES AND/OR OTHER CONSEQUENCES WHATSOEVER THAT MAY BE CAUSED TO THE SELLER OR ANY OTHER PARTIES.

THE SELLER SHALL AT ALL TIMES BE LIABLE FOR AND SHALL FULLY INDEMNIFY THE BUYER FOR ANY AND ALL DAMAGES, COSTS, LOSSES, FINES, PENALTIES AND/OR OTHER CONSEQUENCES WHATSOEVER, THAT THE BUYER MAY SUFFER AS A RESULT OF ANY BREACH OR ANTICIPATORY BREACH OF THE SELLER'S OBLIGATIONS UNDER THIS CLAUSE.

NOTHING IN THE AGREEMENT IS INTENDED, AND NOTHING HEREIN SHOULD BE INTERPRETED OR CONSTRUED, TO INDUCE OR REQUIRE THE BUYER TO ACT IN ANY MANNER (INCLUDING FAILING TO TAKE ANY ACTIONS IN CONNECTION WITH A TRANSACTION) WHICH IS IN ANY WAY PROHIBITED, RESTRICTED UNDER, INCONSISTENT WITH, CONTRARY, TO OR MAY EXPOSE THE BUYER OR ITS DIRECT OR INDIRECT PARENT COMPANIES TO PUNITIVE

MEASURES OR OTHER NEGATIVE CONSEQUENCES UNDER THE TRADE RESTRICTIONS. THE BUYER SHALL NOT BE OBLIGED TO PERFORM ANY OBLIGATION INCLUDING TO (A) PERFORM, RECEIVE, PURCHASE, PAY OR RECEIVE MONIES TO, FROM, OR THROUGH ANY DESTINATION, NATURAL OR LEGAL PERSON OR VESSEL; OR (B) ENGAGE IN ANY OTHER ACTS, IF THIS WOULD BE PROHIBITED, RESTRICTED UNDER, INCONSISTENT WITH, CONTRARY TO, OR MAY EXPOSE THE BUYER OR ITS DIRECT OR INDIRECT PARENT COMPANIES TO PUNITIVE MEASURES OR OTHER NEGATIVE CONSEQUENCES UNDER THE TRADE RESTRICTIONS.

EVENTS OF DEFAULT

A DEFAULT ("DEFAULT") OF THIS AGREEMENT SHALL BE DEEMED TO OCCUR IF:

a. BUYER FAILS TO PROVIDE A DOCUMENTARY LETTER OF CREDIT, STANDBY LETTER OF CREDIT, PARENT COMPANY GUARANTEE OR OTHER SATISFACTORY SECURITY TO SELLER WITHIN THE TIME REQUIRED BY THIS AGREEMENT AND IN ALL OTHER RESPECTS IN ACCORDANCE WITH THIS AGREEMENT.
b. EITHER PARTY FAILS TO MAKE ANY PAYMENT DUE UNDER THIS AGREEMENT OR ANY SPECIFIED AGREEMENT THAT IS NOT CURED WITHIN TWO (2) NEW YORK FEDERAL RESERVE BANKING DAYS' NOTICE TO THE DEFAULTING PARTY TO MAKE THE PAYMENT.
c. ANY CORPORATE ACTION, LEGAL PROCEEDINGS OR OTHER PROCEDURE OR STEP IS TAKEN IN RELATION TO:
    i. THE SUSPENSION OF PAYMENTS, A MORATORIUM OF ANY INDEBTEDNESS, WINDING UP, DISSOLUTION, ADMINISTRATION OR REORGANISATION (BY WAY OF VOLUNTARY ARRANGEMENT, SCHEME OR ARRANGEMENT OR OTHERWISE) OF EITHER PARTY OR THE BUYER' SECURITY PROVIDER (IF APPLICABLE) OTHER THAN A SOLVENT LIQUIDATION OR REORGANISATION OF THAT PARTY OR SECURITY PROVIDER (IF APPLICABLE);
    ii. THE APPOINTMENT OF A LIQUIDATOR (OTHER THAN IN RESPECT OF A SOLVENT LIQUIDATION OF THAT PARTY), RECEIVER, ADMINISTRATIVE RECEIVER, ADMINISTRATOR, COMPULSORY MANAGER, TRUSTEE IN BANKRUPTCY OR OTHER SIMILAR OFFICER IN RESPECT OF EITHER PARTY OR THE BUYER' SECURITY PROVIDER (IF APPLICABLE) OR ANY OF THAT PARTY'S OR SECURITY PROVIDER'S (IF APPLICABLE) ASSETS, OR ANY ANALOGOUS PROCEDURE OR STEP IS TAKEN IN ANY JURISDICTION. THIS PARAGRAPH (C) SHALL ONLY APPLY TO ANY WINDING-UP PETITION WHICH IS NOT FRIVOLOUS OR VEXATIOUS AND IS NOT DISCHARGED, STAYED OR DISMISSED WITHIN FOURTEEN (14) CALENDAR DAYS OF COMMENCEMENT.
d. EITHER PARTY OR THE BUYER' SECURITY PROVIDER (IF APPLICABLE):
    i. OTHERWISE BECOMES INSOLVENT HOWEVER EVIDENCED;
    ii. IS DISSOLVED (OTHER THAN PURSUANT TO A CONSOLIDATION, AMALGAMATION OR MERGER);

iii. PROPOSES OR MAKES A GENERAL ASSIGNMENT OR AN ARRANGEMENT OR COMPOSITION WITH OR FOR THE BENEFIT OF ITS CREDITORS;
iv. IS UNABLE OR ADMITS INABILITY TO PAY ITS DEBTS AS THEY FALL DUE;
v. IS DEEMED TO, OR IS DECLARED TO, BE UNABLE TO PAY ITS DEBTS UNDER APPLICABLE LAW AS THEY BECOME DUE; OR
vi. FAILS TO PROVIDE ADEQUATE ASSURANCE OF ITS ABILITY TO PERFORM ALL OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN THE PARTIES WITHIN 48 HOURS OF A REASONABLE REQUEST THEREFORE FROM THE OTHER PARTY, WHEN A PARTY HAS REASONABLE GROUNDS WITH RESPECT TO SUCH PARTY'S PERFORMANCE.

e. THE OCCURRENCE OF A MATERIAL BREACH, (BEING ANY BREACH OF THIS AGREEMENT WHICH HAS A SERIOUS EFFECT ON THE BENEFIT WHICH THE OTHER PARTY WOULD OTHERWISE DERIVE FROM A SUBSTANTIAL PART OF THIS AGREEMENT OVER ITS TERM), WHERE THAT BREACH IS EITHER NOT CAPABLE OF REMEDY OR NOT REMEDIED ON OR BEFORE THE THIRD CALENDAR DAY FOLLOWING THE DAY ON WHICH NOTICE TO REMEDY IS GIVEN TO THE PARTY IN MATERIAL BREACH. IN DECIDING WHETHER ANY BREACH IS MATERIAL, NO REGARD SHALL BE HAD TO WHETHER IT OCCURS BY AN ACCIDENT, MISHAP, MISTAKE OR MISUNDERSTANDING.

FOR THE PURPOSES OF THIS AGREEMENT, SECURITY PROVIDER MEANS AN ENTITY OR INDIVIDUAL ISSUING A DOCUMENTARY LETTER OF CREDIT, STANDBY LETTER OF CREDIT, PARENT COMPANY GUARANTEE OR OTHER SECURITY FOR THE BENEFIT OF THE SELLER.

IF A DEFAULT OCCURS THEN THE PARTY OTHER THAN THE DEFAULTING PARTY (THE "NON-DEFAULTING PARTY") SHALL HAVE THE RIGHT, EXERCISABLE IN ITS SOLE DISCRETION IMMEDIATELY AND AT ANY TIME(S) ON NOTICE TO THE DEFAULTING PARTY, TO TAKE ANY OR ALL OF THE FOLLOWING ACTIONS: (1) SUSPEND ITS PERFORMANCE UNDER THIS AGREEMENT; (2) TERMINATE THIS AGREEMENT; AND (3) TERMINATE THIS AGREEMENT AND/OR ANY OTHER AGREEMENT BETWEEN THE PARTIES AND LIQUIDATE THE TERMINATED AGREEMENTS (EXCLUDING ANY AGREEMENT IN RESPECT OF WHICH SELLER HAS ASSIGNED ALL OR A PORTION OF ITS RIGHTS TO RECEIVE AND OBTAIN PAYMENT THEREUNDER). TERMINATION OF THIS AGREEMENT AND/OR ANY OTHER AGREEMENTS BETWEEN THE PARTIES SHALL BE WITHOUT PREJUDICE TO ANY RIGHTS AND REMEDIES ACCRUING TO THE PARTIES BEFORE SUCH TERMINATION.

WHERE THE NON-DEFAULTING PARTY ELECTS TO TERMINATE AND LIQUIDATE AN AGREEMENT, THEN A SETTLEMENT AMOUNT SHALL BE CALCULATED BY THE NON-DEFAULTING PARTY IN A COMMERCIALLY REASONABLE MANNER FOR EACH SUCH LIQUIDATED AND TERMINATED AGREEMENT AND SUCH SETTLEMENT AMOUNTS SHALL BE NETTED TO A SINGLE LIQUIDATED AMOUNT, OF WHICH NOTICE SHALL BE GIVEN IN WRITING TO THE DEFAULTING PARTY WITHIN 5 BUSINESS DAYS OF NOTICE OF TERMINATION AND LIQUIDATION BEING GIVEN. THE SINGLE LIQUIDATED AMOUNT SHALL BE DUE AND PAYABLE BY ONE PARTY TO THE OTHER 3 BUSINESS DAYS AFTER NOTICE OF SUCH LIQUIDATED AMOUNT HAS BEEN GIVEN BY THE NON-DEFAULTING PARTY.

SETTLEMENT AMOUNT SHALL MEAN, WITH RESPECT TO AN AGREEMENT AND THE NON-DEFAULTING PARTY, ANY AMOUNTS PAYABLE OR WHICH WOULD BECOME PAYABLE BY EITHER PARTY BUT FOR THE TERMINATION OR LIQUIDATION, TOGETHER WITH THE LOSSES AND COSTS (OR GAINS), WHICH THE NON-DEFAULTING PARTY INCURS OR WOULD INCUR AS A RESULT OF THE LIQUIDATION, INCLUDING LOSSES AND COSTS (OR GAINS) BASED UPON THE THEN CURRENT REPLACEMENT VALUE OF SUCH AGREEMENT TOGETHER WITH, AT THE NON-DEFAULTING PARTY'S ELECTION BUT WITHOUT DUPLICATION OR LIMITATION, ALL LOSSES AND COSTS WHICH SUCH PARTY INCURS OR WOULD INCUR AS A RESULT OF MAINTAINING, TERMINATING, OBTAINING OR RE-ESTABLISHING ANY HEDGE OR RELATED TRADING POSITION.

THE NON-DEFAULTING PARTY'S RIGHTS UNDER THIS CLAUSE SHALL BE IN ADDITION TO, AND NOT IN LIMITATION OR EXCLUSION OF, ANY OTHER RIGHTS WHICH THE NON-DEFAULTING PARTY MAY HAVE (WHETHER BY AGREEMENT, OPERATION OF LAW OR OTHERWISE). AFTER A DEFAULT, THE DEFAULTING PARTY SHALL INDEMNIFY AND HOLD THE NON-DEFAULTING PARTY HARMLESS FROM ALL COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEY FEES AND DISBURSEMENTS) INCURRED BY THE NON-DEFAULTING PARTY IN THE EXERCISE OF THE REMEDIES HEREUNDER.

ASSIGNMENT

NEITHER PARTY MAY ASSIGN OR TRANSFER OR SUBCONTRACT ITS RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT IN FULL OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY. IF SUCH CONSENT IS GIVEN AND WHEREVER THE ASSIGNMENT OR TRANSFER OR SUBCONTRACT IS MADE, THE ASSIGNING OR TRANSFERRING OR SUBCONTRACTING PARTY SHALL REMAIN JOINTLY AND SEVERALLY LIABLE WITH THE ASSIGNEE OR TRANSFEREE OR SUBCONTRACTOR FOR THE FULL PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT UNLESS OTHERWISE AGREED IN WRITING.

LIMITATION OF LIABILITY

NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER WHETHER UNDER THIS AGREEMENT OR OTHERWISE IN CONNECTION WITH IT, WHETHER IN CONTRACT, TORT (INCLUDING IN NEGLIGENCE), BREACH OF STATUTORY DUTY OR OTHERWISE (WHETHER OR NOT FORESEEABLE AND HOWSOEVER ARISING) IN RESPECT OF (A) ANY INDIRECT OR CONSEQUENTIAL LOSSES OR EXPENSES; AND (B) TO THE EXTENT NOT CONSTITUTING INDIRECT OR CONSEQUENTIAL LOSSES OR EXPENSES, ANY LOSS OF ANTICIPATED PROFITS, REFINERY OR PLANT SHUT-DOWN OR REDUCED PRODUCTION, GOODWILL, USE, MARKET REPUTATION, BUSINESS RECEIPTS OR CONTRACTS OR COMMERCIAL OPPORTUNITIES.

ANTI-CORRUPTION

THE PARTIES TO THIS AGREEMENT EACH AGREE AND UNDERTAKE TO THE OTHER THAT IN CONNECTION WITH THIS AGREEMENT, THEY WILL EACH RESPECTIVELY COMPLY WITH AND ACT IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS, RULES, REGULATIONS, DECREES AND/OR OFFICIAL GOVERNMENT ORDERS OF THE GOVERNMENTS OF THE UNITED KINGDOM, EUROPEAN UNION, UNITED STATES OF AMERICA OR OTHER JURISDICTION APPLICABLE TO THE PARTIES RELATING TO ANTI-BRIBERY AND ANTI-MONEY LAUNDERING. IF ONE PARTY REASONABLY BELIEVES THAT THE OTHER PARTY IS IN BREACH OF ANY OF ITS OBLIGATIONS UNDER THIS CLAUSE, THE NON-BREACHING PARTY MAY TERMINATE THE AGREEMENT FORTHWITH UPON WRITTEN NOTICE (SUPPORTED BY REASONABLE EVIDENCE) TO THE OTHER PARTY WITHOUT PREJUDICE TO THE NON-BREACHING PARTY'S RIGHTS UNDER THIS AGREEMENT OR GENERALLY.

TRADE CONTROLS

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NEITHER PARTY SHALL BE OBLIGED TO ACT IN ANY WAY OR TO PERFORM, AND NOTHING IN THIS AGREEMENT IS INTENDED, OR SHOULD BE INTERPRETED OR CONSTRUED AS REQUIRING OR INDUCING A PARTY TO ACT IN ANY WAY OR TO PERFORM ANY OBLIGATION OTHERWISE REQUIRED BY THIS AGREEMENT (INCLUDING WITHOUT LIMITATION AN OBLIGATION TO (A) PERFORM, DELIVER, ACCEPT, SELL, PURCHASE, PAY OR RECEIVE MONIES TO, FROM OR THROUGH A PERSON OR ENTITY, OR (B) ENGAGE IN ANY OTHER ACTS) IF THIS WOULD BE IN VIOLATION OF, INCONSISTENT WITH, PENALISED OR PROHIBITED BY, OR EXPOSE SUCH PARTY TO PUNITIVE MEASURES UNDER ANY APPLICABLE LAWS, REGULATIONS, DECREES, ORDINANCES, ORDERS OR RULES OF THE EUROPEAN UNION ("EU"), ANY EU MEMBER STATE, SWITZERLAND, THE UNITED NATIONS, THE UNITED STATES OF AMERICA OR OTHER JURISDICTION APPLICABLE TO THE PARTIES RELATING TO INTERNATIONAL BOYCOTTS, TRADE SANCTIONS, FOREIGN TRADE CONTROLS, EXPORT CONTROLS, NON-PROLIFERATION, ANTI-TERRORISM OR SIMILAR LAWS (THE "TRADE RESTRICTIONS").

WHERE ANY PERFORMANCE BY A PARTY WOULD BE IN VIOLATION OF, INCONSISTENT WITH, OR EXPOSE SUCH PARTY TO PUNITIVE MEASURES UNDER A TRADE RESTRICTION, SUCH PARTY (THE "AFFECTED PARTY") SHALL, AS SOON AS REASONABLY PRACTICABLE, GIVE WRITTEN NOTICE TO THE OTHER PARTY OF ITS INABILITY TO PERFORM. THE AFFECTED PARTY SHALL BE ENTITLED:

1. IMMEDIATELY TO SUSPEND THE PERFORMANCE OF THE OBLIGATION (WHETHER A PAYMENT OR PERFORMANCE OBLIGATION) UNTIL SUCH TIME AS THE AFFECTED PARTY MAY LAWFULLY DISCHARGE SUCH OBLIGATION; AND/OR
2. WHERE THE INABILITY TO DISCHARGE THE OBLIGATION CONTINUES UNTIL THE END OF THE CONTRACTUAL TIME FOR DISCHARGE THEREOF OR A PERIOD OF 30 DAYS (WHICHEVER IS THE SHORTER), TO A FULL RELEASE FROM THE OBLIGATION, PROVIDED THAT WHERE THE OBLIGATION RELATES TO PAYMENT FOR GOODS WHICH HAVE ALREADY BEEN DELIVERED, THE OBLIGATION SHALL REMAIN SUSPENDED (WITHOUT PREJUDICE TO THE ACCRUAL OF ANY INTEREST ON AN OUTSTANDING PAYMENT AMOUNT) UNTIL SUCH TIME AS THE AFFECTED PARTY MAY LAWFULLY RESUME PAYMENT; AND/OR
3. WHERE THE OBLIGATION IS ACCEPTANCE OF THE VESSEL, BARGE, OR TRUCK, OTHER MODE OF TRANSPORT (AS RELEVANT), TO, OR REQUIRE THE OTHER PARTY TO, NOMINATE AN ALTERNATIVE (SAVE THAT THE ALTERNATIVE MUST BE THE SAME MODE OF TRANSPORT AS INITIALLY NOMINATED).

IN EACH CASE WITHOUT ANY LIABILITY WHATSOEVER (INCLUDING BUT NOT LIMITED TO ANY DAMAGES FOR BREACH OF CONTRACT, PENALTIES, COSTS, FEES AND EXPENSES).

NOTHING IN THIS CLAUSE SHALL BE TAKEN TO LIMIT OR PREVENT THE OPERATION OF THE ENGLISH LAW DOCTRINE OF FRUSTRATION.

THE SELLER FURTHER AGREES, WARRANTS, REPRESENTS AND UNDERTAKES THAT THE PRODUCT TO BE SOLD AND DELIVERED TO THE BUYER UNDER THIS AGREEMENT:

a. SHALL NOT BE, DIRECTLY OR INDIRECTLY, SOURCED FROM AN ENTITY (BEING AN INDIVIDUAL, CORPORATION, COMPANY, VESSEL, ASSOCIATION OR GOVERNMENT) WHO IS SUBJECT TO TRADE RESTRICTIONS; AND
b. SHALL NOT ORIGINATE, DIRECTLY OR INDIRECTLY, FROM A COUNTRY THAT IS SUBJECT TO TRADE RESTRICTIONS.

IN THE EVENT THE SELLER BREACHES THE ABOVE CLAUSE, THE BUYER SHALL BE ENTITLED TO REJECT DELIVERY OF THE PRODUCT AND IMMEDIATELY TERMINATE THIS AGREEMENT.

HEALTH, SAFETY, ENVIRONMENT

(1) THE SELLER SHALL PROVIDE ITS EMPLOYEES, USERS AND BUYER WITH HEALTH, SAFETY AND ENVIRONMENTAL INFORMATION IN RELATION TO THE PRODUCT TO BE DELIVERED AND/OR USED. THE BUYER SHALL NOT BE RESPONSIBLE IN ANY RESPECT WHATSOEVER FOR ANY LOSS, DAMAGE OR INJURY RESULTING FROM ANY HAZARDS INHERENT IN THE NATURE OF THE PRODUCT.

(2) THE SELLER SHALL AT ALL TIMES COMPLY WITH ANY OBLIGATIONS, REQUIREMENTS, RECOMMENDATIONS AND/OR INDUSTRY BEST PRACTICES WHETHER MADE BY THE BUYER OR CONTAINED IN ANY LAW, STATUTE, DIRECTIVE OR REGULATION OF ANY TERRITORY, STATE OR JURISDICTION IN OR THROUGH WHICH THE PRODUCT MAY BE DELIVERED, SOLD, TRANSPORTED OR USED AND ALL GOVERNMENT, STATE OR LOCAL REGULATIONS AT THE PORT SUCH AS, BUT NOT LIMITED TO, THOSE RELATED TO FIRE, OR LOSS OF PRODUCT.

(3) IF AN ESCAPE, SPILLAGE OR DISCHARGE OF PRODUCT (HEREINAFTER REFERRED TO AS A "SPILL") OCCURS WHILE PRODUCT IS BEING DELIVERED TO BUYER HEREUNDER, SELLER WILL PROMPTLY TAKE SUCH ACTION AS IS REASONABLY NECESSARY TO REMOVE THE PRODUCT AND MITIGATE THE EFFECTS OF SUCH SPILL. HOWEVER, NOTWITHSTANDING THE CAUSE OF SUCH SPILL, BUYER OR ITS CUSTOMERS IS HEREBY AUTHORISED, AT ITS OPTION, UPON NOTICE TO SELLER, OR THE RECEIVING VESSEL, TO TAKE SUCH MEASURES, EITHER IN COOPERATION WITH SELLER, OR EXCLUSIVELY AS THE SOLE PARTY, AND INCUR SUCH EXPENSES (WHETHER BY EMPLOYING ITS OWN RESOURCES OR BY CONTRACTING WITH OTHERS) AS ARE REASONABLY NECESSARY, IN THE JUDGMENT OF BUYER OR ITS CUSTOMERS TO REMOVE THE PRODUCT AND MITIGATE THE EFFECTS OF SUCH SPILL. IF BUYER HAS EXERCISED ITS OPTION TO REMOVE THE PRODUCT AND MITIGATE THE EFFECT OF SUCH SPILL, SELLER AGREES TO COOPERATE AND RENDER SUCH ASSISTANCE AS IS REQUIRED BY BUYER IN THE COURSE OF SUCH ACTION. ANY EXPENSES, DAMAGES, COSTS, FINES AND PENALTIES ARISING FROM ESCAPE, SPILLAGE, DISCHARGE OR POLLUTION OF PRODUCT SHALL BE PAID BY THE PARTY THAT CAUSED SUCH ESCAPE, SPILLAGE, ETC BY A NEGLIGENT ACT OR OMISSION. IF BOTH PARTIES HAVE ACTED NEGLIGENTLY, ANY EXPENSES ETC SHALL BE DIVIDED BETWEEN THE PARTIES IN ACCORDANCE WITH THE RESPECTIVE DEGREE OF NEGLIGENCE. SELLER ALSO AGREES TO GIVE, OR CAUSE TO BE GIVEN, TO BUYER, ALL SUCH DOCUMENTS, AND OTHER INFORMATION CONCERNING ANY SPILL, OR ANY PROGRAMME FOR THE PREVENTION THEREOF, WHICH ARE REQUESTED BY BUYER, OR REQUIRED BY LAW OR REGULATION APPLICABLE AT THE TIME AND PLACE WHERE SELLER DELIVERS THE PRODUCT TO BUYER.

(4) (4) THE SELLER SHALL INDEMNIFY AND KEEP INDEMNIFIED THE BUYER AGAINST ANY LIABILITY, CLAIM OR PROCEEDINGS WHATSOEVER ARISING OUT OF OR IN CONNECTION WITH ANY FAILURE BY THE SELLER TO COMPLY WITH ITS OBLIGATIONS UNDER THIS CLAUSE.

CONFIDENTIALITY

THE PARTIES AGREE TO KEEP CONFIDENTIAL THE EXISTENCE AND TERMS OF THIS AGREEMENT, SAVE THAT EACH PARTY MAY DISCLOSE THE EXISTENCE AND TERMS OF THIS AGREEMENT PURSUANT TO AN ORDER OF ANY COURT OF COMPETENT JURISDICTION, OR AS MAY BE REQUIRED BY ANY APPLICABLE LAW, REGULATION, OR BY ANY GOVERNMENTAL OR OTHER REGULATORY AUTHORITY HAVING JURISDICTION OVER THE PARTIES, OR TO ANY OF ITS AFFILIATES, PROFESSIONAL ADVISORS, AUDITORS, INSURERS, AGENTS AND/OR BROKERS OR IN CONNECTION WITH ANY DISPUTE OR COURT OR ARBITRATION PROCEEDINGS. THE CONFIDENTIALITY OBLIGATIONS CONTAINED IN THIS AGREEMENT SHALL SURVIVE THE TERMINATION OR EXPIRY OF THIS AGREEMENT FOR A PERIOD OF TWO YEARS.

COUNTERPARTS

THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL CONSTITUTE A DUPLICATE ORIGINAL, BUT ALL THE COUNTERPARTS TOGETHER SHALL CONSTITUTE THE AGREEMENT.

ENTIRE AGREEMENT

THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDES AND EXTINGUISHES ALL PREVIOUS AGREEMENTS, PROMISES, ASSURANCES, WARRANTIES, REPRESENTATIONS AND UNDERSTANDINGS BETWEEN THEM, WHETHER WRITTEN OR ORAL, RELATING TO ITS SUBJECT MATTER.

EACH PARTY AGREES THAT IT SHALL HAVE NO REMEDIES IN RESPECT OF ANY STATEMENT, REPRESENTATION, ASSURANCE OR WARRANTY (WHETHER MADE INNOCENTLY OR NEGLIGENTLY) THAT IS NOT SET OUT IN THIS AGREEMENT. EACH PARTY AGREES THAT IT SHALL HAVE NO CLAIM FOR INNOCENT OR NEGLIGENT MISREPRESENTATION OR NEGLIGENT MISSTATEMENT BASED ON ANY STATEMENT IN THIS AGREEMENT.

NOTHING IN THIS CLAUSE OR ANY OTHER CLAUSE IN THIS AGREEMENT WHICH SEEKS TO LIMIT OR EXCLUDE EITHER PARTY'S LIABILITY SHALL LIMIT OR EXCLUDE ANY LIABILITY FOR FRAUD.

NO PARTNERSHIP

NOTHING IN THIS AGREEMENT IS INTENDED TO, OR SHALL BE DEEMED TO, ESTABLISH ANY PARTNERSHIP OR JOINT VENTURE OR ANY OTHER SIMILAR ASSOCIATION BETWEEN THE PARTIES, CONSTITUTE ANY PARTY THE AGENT, LEGAL REPRESENTATIVE OR EMPLOYEE OF ANOTHER PARTY FOR ANY PURPOSE WHATSOEVER, OR AUTHORISE ANY PARTY TO MAKE OR ENTER INTO ANY COMMITMENTS FOR OR ON BEHALF OF ANOTHER PARTY. EACH PARTY CONFIRMS IT IS ACTING ON ITS OWN BEHALF AND NOT FOR THE BENEFIT OF ANY OTHER PERSON.

NOTICES

ANY NOTICE OR OTHER COMMUNICATION GIVEN TO A PARTY UNDER OR IN CONNECTION WITH THIS AGREEMENT SHALL BE IN WRITING AND IN ENGLISH AND SHALL BE:

1. DELIVERED BY HAND OR BY INTERNATIONAL COURIER DELIVERY SERVICE AT ITS REGISTERED OFFICE OR AT THE ADDRESS GIVEN FOR THE PARTY IN THIS AGREEMENT OR ITS PRINCIPAL PLACE OR MAIN PLACE OF BUSINESS; OR
2. SENT BY EMAIL TO:

BUYER: DAPHNE@DELIXY.COM / OPERATION.LIST@DELIXY.COM

FOR DEMURRAGE CLAIMS:

SELLER: [redacted]

FOR DEMURRAGE CLAIMS: [redacted]

NOTICE BY EMAIL SHALL NOT BE PERMITTED FOR ANY NOTICE OR OTHER COMMUNICATION RELATING TO THE SERVICE OF ANY PROCEEDINGS, TERMINATION OF THIS AGREEMENT OR ASSIGNMENT).

ANY NOTICE OR COMMUNICATION SHALL BE DEEMED TO HAVE BEEN EFFECTIVE:

a. IF DELIVERED BY HAND, ON SIGNATURE OF A DELIVERY RECEIPT OR AT THE TIME THE NOTICE IS LEFT AT THE PROPER ADDRESS;
b. IF SENT BY INTERNATIONAL COURIER DELIVERY SERVICE, WHEN DELIVERED (AT THE TIME RECORDED BY THE DELIVERY SERVICE);
c. IF SENT BY EMAIL WHEN DELIVERED.

IN EACH CASE UNLESS DELIVERED ON A NON-BUSINESS DAY OR AFTER 5.00 PM (LOCAL TIME AT THE LOCATION OF THE RECIPIENT PARTY) ON A BUSINESS DAY, IN WHICH CASE IT SHALL BE DEEMED TO HAVE BEEN DELIVERED ON THE NEXT BUSINESS DAY. BUSINESS DAY FOR THESE PURPOSES MEANS A CALENDAR DAY OTHER THAN A SATURDAY, SUNDAY OR A PUBLIC HOLIDAY IN THE COUNTRY AND REGION IN WHICH THE RECEIVING PARTY HAS ITS MAIN PLACE OF BUSINESS.

SEVERABILITY

IF ANY PROVISION (OR PART THEREOF) OF THIS AGREEMENT IS DECLARED INVALID, ILLEGAL OR UNENFORCEABLE BY A COURT OR ARBITRAL TRIBUNAL OF COMPETENT JURISDICTION OR BECOMES INVALID, ILLEGAL OR UNENFORCEABLE DUE TO EITHER PARTY'S COMPLIANCE WITH APPLICABLE LAWS, IT SHALL BE DEEMED MODIFIED TO THE MINIMUM EXTENT NECESSARY TO MAKE IT VALID, LEGAL AND ENFORCEABLE. IF SUCH MODIFICATION IS NOT POSSIBLE, THE RELEVANT PROVISION OR PART THEREOF SHALL BE DEEMED DELETED. ANY MODIFICATION TO OR DELETION OF A PROVISION OR PART THEREOF UNDER THIS CLAUSE SHALL NOT AFFECT THE VALIDITY AND ENFORCEABILITY OF THE REMAINDER OF THIS AGREEMENT.

WAIVER OF SOVEREIGN IMMUNITY

TO THE EXTENT THAT ANY ONE OR MORE OF THE PARTIES MAY IN ANY JURISDICTION WHATSOEVER CLAIM OR PERMIT TO BE CLAIMED FOR ITSELF OR ANY OF ITS AGENCIES, INSTRUMENTALITIES, PROPERTIES OR ASSETS IMMUNITY (WHETHER CHARACTERISED AS SOVEREIGN OR OTHERWISE, OR AS ARISING FROM AN ACT OF STATE OR SOVEREIGNTY) FROM SUIT, SET-OFF, INTERIM RELIEF, INJUNCTION, ENFORCEMENT ACTION, EXECUTION OF ANY JUDGMENT OR ARBITRATION AWARD, ATTACHMENT (WHETHER IN AID OF EXECUTION, BEFORE JUDGMENT OR OTHERWISE) OR FROM OTHER LEGAL PROCESS INCLUDING, WITHOUT LIMITATION, IMMUNITY FROM SERVICE OF PROCESS AND IMMUNITY FROM THE JURISDICTION OF AN ARBITRAL TRIBUNAL, EACH SUCH PARTY OR PARTIES HEREBY EXPRESSLY AND IRREVOCABLY WAIVES AND ABANDONS ABSOLUTELY TO THE FULLEST EXTENT PERMITTED BY LAW ANY SUCH CLAIM TO IMMUNITY WHICH IT MAY HAVE NOW OR MAY SUBSEQUENTLY ACQUIRE ON ITS BEHALF OR ON BEHALF OF ITS AGENCIES, INSTRUMENTALITIES, PROPERTIES OR ASSETS, INCLUDING BUT NOT LIMITED TO ITS BANK ACCOUNTS (PRESENT OR SUBSEQUENTLY ACQUIRED AND WHEREVER LOCATED).

SURVIVABILITY
IF, FOR ANY REASON, THE AGREEMENT SHALL BE TERMINATED THEN SUCH TERMINATION SHALL BE WITHOUT PREJUDICE TO ANY RIGHTS, OBLIGATIONS OR LIABILITIES OF EITHER PARTY WHICH HAVE ACCRUED AT THE DATE OF TERMINATION BUT HAVE NOT BEEN PERFORMED OR DISCHARGED AND ANY PARTS OF THE AGREEMENT HAVING ANY REFERENCE THERETO OR BEARING THEREON SHALL, NOTWITHSTANDING THE TERMINATION OF THE AGREEMENT FOR ANY REASON, CONTINUE IN FORCE AND EFFECT.

VARIATION
NO VARIATION OR MODIFICATION OF THIS AGREEMENT SHALL BE EFFECTIVE UNLESS IT IS IN WRITING AND SIGNED BY THE PARTIES (OR THEIR AUTHORISED REPRESENTATIVES).

WAIVER
A FAILURE OR DELAY BY A PARTY TO EXERCISE ANY RIGHT OR REMEDY PROVIDED UNDER THIS AGREEMENT OR BY LAW SHALL NOT CONSTITUTE A WAIVER OF THAT OR ANY OTHER RIGHT OR REMEDY, NOR SHALL IT PREVENT OR RESTRICT THE FURTHER EXERCISE OF THAT OR ANY OTHER RIGHT OR REMEDY. A SINGLE OR PARTIAL EXERCISE OF SUCH RIGHT OR REMEDY SHALL NOT PREVENT OR RESTRICT THE FURTHER EXERCISE OF THAT OR ANY OTHER RIGHT OR REMEDY. A WAIVER OF ANY RIGHT OR REMEDY UNDER THIS AGREEMENT OR BY LAW IS ONLY EFFECTIVE IF GIVEN IN WRITING AND SHALL NOT BE DEEMED A WAIVER OF ANY SUBSEQUENT BREACH OR DEFAULT.

TAXES AND DUTIES
ANY TAXES OR DUTIES ARISING PRIOR TO TITLE IN THE PRODUCT PASSING TO THE BUYER SHALL BE FOR THE SELLER'S ACCOUNT AND ANY TAXES OR DUTIES ARISING AFTER TITLE IN THE PRODUCT HAS PASSED TO THE BUYER SHALL BE FOR THE BUYER'S ACCOUNT.

OTHER TERMS AND CONDITIONS
WHEN NOT IN CONTRADICTION WITH THE ABOVE, INCOTERMS 2010 TO APPLY.

THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS CONTRACT.

THE PARTIES TO THIS AGREEMENT EACH AGREE AND UNDERTAKE TO THE OTHER THAT IN CONNECTION WITH THIS AGREEMENT, THEY WILL EACH RESPECTIVELY COMPLY WITH AND ACT IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS, RULES, REGULATIONS, DECREES AND/OR OFFICIAL GOVERNMENT ORDERS.

[redacted]

BUYER:
DELIXY ENERGY PTE LTD.

DELIXY ENERGY PTE LTD